Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2009 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February 2010.

/s/ James J. Avery
James J. Avery
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2009 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February 2010.

/s/ Helen M. Galt
Helen M. Galt
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2009 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February 2010.

/s/ Bernard J. Jacob
Bernard J. Jacob
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2009 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2010.

/s/ Stephen Pelletier
Stephen Pelletier
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2009 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2010.

/s/ Scott G. Sleyster
Scott G. Sleyster
Director